UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2023

Date of reporting period:	November 1, 2022 – April 30, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Core Bond Fund*

Semiannual report
4 | 30 | 23

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTRNX

Putnam
Core Bond
Fund

Semiannual report
4 | 30 | 23

Message from the Trustees	1
Your fund at a glance	2
Your fund’s expenses	3
Other information for shareholders	5
Financial statements	6

Message from the Trustees

June 6, 2023

Dear Fellow Shareholder:

Stocks and bonds have generally advanced since the start of the year despite market ups and downs. Inflation has fallen but remains a concern for the Federal Reserve. U.S. interest rates have risen to their highest level since 2007, which is putting pressure on corporate earnings and causing stress in the banking system.

Fortunately, a strong pulse of innovation in the broader economy is gaining investor attention. International markets are becoming increasingly dynamic, in part because China’s economy is reopening after years of pandemic-related restrictions.

While remaining alert to market risks, your investment team is finding new and attractive opportunities across sectors, industries, and global markets. This report offers an update about their efforts in managing your fund.

Thank you for investing with Putnam.

Credit qualities are shown as a percentage of the fund’s net assets as of 4/30/23. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time. Due to rounding, percentages may not equal 100%.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

2 Core Bond Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/22*	0.64%	0.84%	1.39%	0.89%	0.39%	0.39%
Annualized expense ratio for the
six-month period ended 4/30/23†	0.68%	0.88%	1.43%	0.93%	0.43%	0.43%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect the management fee under the fund’s new management contract, which took effect on March 1, 2023.

† Includes a decrease of 0.15% from annualizing the performance fee adjustment for the six months ended 4/30/23.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/22 to 4/30/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†#	$3.46	$4.48	$7.27	$4.73	$2.19	$2.19
Ending value (after expenses)	$1,053.10	$1,052.00	$1,049.40	$1,051.10	$1,054.40	$1,054.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

# The annualized expenses for the six months ended April 30, 2023 reflect a blended management fee due to a new management contract, which became effective March 1, 2023. If the new contract had been in effect for the entire most recent fiscal half year, and assuming that the new management fee would have been lower than the prior management contracted fee, which was made up of a base fee plus or minus a performance adjustment, the Expenses paid per $1,000 would have been $3.26 for class A shares, $4.27 for class B shares, $7.06 for class C shares, $4.53 for class R shares, $1.99 for class R6 shares and $1.99 for class Y shares, respectively.

Core Bond Fund 3

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/23, use the following calculation method. To find the value of your investment on 11/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†#	$3.41	$4.41	$7.15	$4.66	$2.16	$2.16
Ending value (after expenses)	$1,021.42	$1,020.43	$1,017.70	$1,020.18	$1,022.66	$1,022.66

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

# The annualized expenses for the six months ended April 30, 2023 reflect a blended management fee due to a new management contract, which became effective March 1, 2023. If the new contract had been in effect for the entire most recent fiscal half year, and assuming that the new management fee would have been lower than the prior management contracted fee, which was made up of a base fee plus or minus a performance adjustment, the Expenses paid per $1,000 would have been $3.21 for class A shares, $4.21 for class B shares, $6.95 for class C shares, $4.46 for class R shares, $1.96 for class R6 shares and $1.96 for class Y shares, respectively.

4 Core Bond Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of April 30, 2023, Putnam employees had approximately $467,000,000 and the Trustees had approximately $66,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Core Bond Fund 5

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

6 Core Bond Fund

The fund’s portfolio 4/30/23 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (32.1%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (5.2%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$45,359	$46,529
5.00%, with due dates from 5/20/49 to 3/20/50	141,615	142,121
4.50%, TBA, 5/1/53	1,000,000	980,322
4.00%, TBA, 5/1/53	1,000,000	961,341
4.00%, 1/20/50	16,695	16,201
3.50%, TBA, 5/1/53	1,000,000	939,016
3.50%, with due dates from 9/20/49 to 11/20/49	206,264	194,637
3.00%, TBA, 5/1/53	3,000,000	2,740,279
2.50%, TBA, 5/1/53	2,000,000	1,770,018
2.00%, TBA, 5/1/53	2,000,000	1,713,343
		9,503,807
U.S. Government Agency Mortgage Obligations (26.9%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
5.50%, 7/1/49	1,812,424	1,860,305
4.50%, 2/1/53	329,325	321,971
4.00%, 4/1/52	966,387	925,195
3.00%, with due dates from 8/1/50 to 3/1/52	2,897,767	2,631,888
2.50%, with due dates from 1/1/52 to 4/1/52	5,879,366	5,138,468
2.00%, 9/1/35	795,698	721,019
Federal National Mortgage Association Pass-Through Certificates
6.50%, 4/1/53	1,222,062	1,264,284
5.50%, 4/1/50	1,893,889	1,936,228
5.00%, with due dates from 1/1/49 to 8/1/49	77,261	77,111
4.50%, with due dates from 5/1/49 to 1/1/53	668,782	653,980
4.00%, 5/1/52	978,309	939,971
3.50%, with due dates from 7/1/50 to 4/1/52	3,887,539	3,646,667
3.00%, 9/1/50	959,866	877,403
2.50%, 3/1/52	901,653	784,104
2.00%, with due dates from 9/1/50 to 3/1/52	7,754,870	6,495,536
1.50%, 9/1/51	994,744	784,338
Uniform Mortgage-Backed Securities
6.00%, TBA, 5/1/53	2,000,000	2,038,594
5.00%, TBA, 5/1/53	15,000,000	14,914,454
4.50%, TBA, 5/1/53	1,000,000	977,109
2.50%, TBA, 5/1/38	2,000,000	1,857,656
1.50%, TBA, 5/1/38	1,000,000	878,742
		49,725,023
Total U.S. government and agency mortgage obligations (cost $58,540,921)		$59,228,830

U.S. TREASURY OBLIGATIONS (31.8%)*	Principal amount	Value
U.S. Treasury Bonds
3.00%, 2/15/49	$14,630,000	$12,822,395
2.75%, 8/15/42 ∆	15,000,000	12,820,538

Core Bond Fund 7

U.S. TREASURY OBLIGATIONS (31.8%)* cont.	Principal amount	Value
U.S. Treasury Notes
2.75%, 8/15/32	$5,460,000	$5,167,378
1.625%, 9/30/26	9,500,000	8,883,242
1.625%, 5/15/26	11,200,000	10,530,625
1.625%, 2/15/26	9,000,000	8,487,534
Total U.S. treasury obligations (cost $57,009,825)		$58,711,712

CORPORATE BONDS AND NOTES (24.3%)*	Principal amount	Value
Basic materials (1.8%)
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32	$200,000	$195,348
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)	1,080,000	1,094,105
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	450,000	455,512
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	240,000	209,616
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	440,000	368,779
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30	430,000	384,388
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	185,000	173,867
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	90,000	87,161
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	85,000	69,095
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	160,000	155,627
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	115,000	135,131
		3,328,629
Capital goods (1.5%)
Boeing Co. (The) sr. unsec. notes 2.196%, 2/4/26	690,000	641,415
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	586,000	525,878
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	300,000	291,450
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	155,000	147,597
Raytheon Technologies Corp. sr. unsec. notes 5.15%, 2/27/33	535,000	556,027
Waste Connections, Inc. sr. unsec. bonds 4.20%, 1/15/33	615,000	590,833
		2,753,200
Communication services (2.6%)
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R	215,000	181,716
American Tower Corp. sr. unsec. notes 5.50%, 3/15/28 R	225,000	231,681
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	535,000	471,811
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27	435,000	398,972
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	430,000	422,648
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	245,000	197,242
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	180,000	179,028
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	150,000	138,981

8 Core Bond Fund

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	$65,000	$49,224
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25	140,000	138,689
Comcast Corp. company guaranty sr. unsec. notes 3.30%, 2/1/27	230,000	222,121
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	155,000	147,143
Crown Castle, Inc. sr. unsec. bonds 3.80%, 2/15/28 R	125,000	119,718
Crown Castle, Inc. sr. unsec. bonds 3.65%, 9/1/27 R	55,000	52,550
Crown Castle, Inc. sr. unsec. sub. bonds 3.30%, 7/1/30 R	275,000	248,220
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	310,000	278,435
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	265,000	285,692
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 5.05%, 7/15/33	165,000	165,426
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	526,000	530,877
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	100,000	85,139
Verizon Communications, Inc. sr. unsec. unsub. notes 2.10%, 3/22/28	190,000	169,854
		4,715,167
Conglomerates (0.1%)
General Electric Co. jr. unsec. sub. FRN (ICE LIBOR USD 3 Month + 3.33%), 8.196%, perpetual maturity	205,000	204,641
		204,641
Consumer cyclicals (1.2%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	150,000	141,563
Amazon.com, Inc. sr. unsec. unsub. bonds 2.70%, 6/3/60	90,000	58,648
Amazon.com, Inc. sr. unsec. unsub. notes 2.10%, 5/12/31	380,000	326,315
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	255,000	256,375
Global Payments, Inc. sr. unsec. notes 2.15%, 1/15/27	100,000	89,702
Interpublic Group of Cos., Inc. (The) sr. unsec. unsub. notes 2.40%, 3/1/31	110,000	91,922
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	305,000	302,142
Moody’s Corp. sr. unsec. notes 3.25%, 1/15/28	135,000	128,261
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29	95,000	88,096
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	200,000	178,257
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	100,000	80,687
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27	200,000	178,583
Warnermedia Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.279%, 3/15/32	270,000	239,803
		2,160,354

Core Bond Fund 9

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value
Consumer staples (1.9%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 4.00%, 4/13/28	$745,000	$738,164
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	305,000	291,758
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	70,000	83,292
Kenvue, Inc. 144A company guaranty sr. unsec. notes 4.90%, 3/22/33	473,000	489,802
Kenvue, Inc. 144A company guaranty sr. unsec. unsub. bonds 5.05%, 3/22/53	85,000	88,240
Kenvue, Inc. 144A company guaranty sr. unsec. unsub. notes 5.05%, 3/22/28	72,000	74,569
Keurig Dr Pepper, Inc. company guaranty sr. unsec. bonds 3.20%, 5/1/30	150,000	137,074
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 3.875%, 5/15/27	435,000	424,688
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	710,000	705,162
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	518,000	494,690
		3,527,439
Energy (0.9%)
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	135,000	135,601
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	180,000	149,955
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 2.875%, 4/1/32	193,000	151,718
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	260,000	249,435
DT Midstream, Inc. 144A sr. bonds 4.30%, 4/15/32	105,000	95,115
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	155,000	148,485
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	332,000	352,335
ONEOK, Inc. company guaranty sr. unsec. unsub. notes 6.10%, 11/15/32	200,000	209,095
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	105,000	105,009
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 4.875%, 2/1/31	165,000	155,499
		1,752,247
Financials (8.5%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	430,000	352,201
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	385,000	368,223
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	540,000	569,601
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	390,000	363,519
Australia and New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	200,000	156,234
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	890,000	751,343
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	575,000	497,458
Bank of America Corp. unsec. sub. notes Ser. L, 4.183%, 11/25/27	450,000	434,042
Berkshire Hathaway, Inc. sr. unsec. unsub. notes 3.125%, 3/15/26	200,000	195,100
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	235,000	169,649

10 Core Bond Fund

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value
Financials cont.
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	$100,000	$87,585
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	715,000	698,653
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	200,000	159,163
Corebridge Financial, Inc. 144A sr. unsec. notes 3.85%, 4/5/29	615,000	560,735
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	250,000	227,644
Credit Suisse Group AG 144A sr. unsec. FRB 6.537%, 8/12/33 (Switzerland)	615,000	623,359
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	420,000	376,957
Credit Suisse Group AG 144A sr. unsec. unsub. FRN 1.305%, 2/2/27 (Switzerland)	250,000	212,500
Deutsche Bank AG unsec. sub. notes 4.50%, 4/1/25 (Germany)	370,000	346,980
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	260,000	247,604
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	340,000	334,455
Fidelity National Financial, Inc. sr. unsec. bonds 3.20%, 9/17/51	101,000	62,223
General Motors Financial Co., Inc. sr. unsec. notes 6.40%, 1/9/33	480,000	493,553
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	655,000	648,348
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	325,000	312,237
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	130,000	112,228
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	225,000	164,772
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	115,000	91,380
Intercontinental Exchange, Inc. sr. unsec. notes 4.35%, 6/15/29	146,000	144,569
Intercontinental Exchange, Inc. sr. unsec. notes 3.65%, 5/23/25	60,000	58,937
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	185,000	154,082
JPMorgan Chase & Co. sr. unsec. unsub. FRN 4.323%, 4/26/28	445,000	436,615
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	1,590,000	1,377,974
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec. bonds 3.75%, 7/1/29	72,000	66,578
Metropolitan Life Global Funding I 144A sr. notes 2.95%, 4/9/30	360,000	318,758
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	1,270,000	1,242,197
NatWest Group PLC sr. unsec. unsub. FRN 5.847%, 3/2/27 (United Kingdom)	230,000	232,597
PNC Financial Services Group, Inc. (The) unsec. sub. FRB 4.626%, 6/6/33	800,000	740,378
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	360,000	275,472
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	140,000	135,015
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	345,000	322,454
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38	330,000	369,315
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	120,000	101,790
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	145,000	99,578
		15,694,055

Core Bond Fund 11

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value
Health care (1.6%)
Amgen, Inc. sr. unsec. unsub. bonds 5.65%, 3/2/53	$283,000	$293,766
Amgen, Inc. sr. unsec. unsub. notes 5.25%, 3/2/30	230,000	236,229
Becton Dickinson & Co. sr. unsec. notes 3.70%, 6/6/27	150,000	145,326
DH Europe Finance II SARL company guaranty sr. unsec. notes 2.60%, 11/15/29 (Luxembourg)	250,000	226,060
Eli Lilly and Co. sr. unsec. unsub. bonds 4.875%, 2/27/53	85,000	88,824
GE Healthcare Holding, LLC 144A company guaranty sr. unsec. notes 5.65%, 11/15/27	155,000	160,063
HCA, Inc. company guaranty sr. notes 4.50%, 2/15/27	150,000	147,280
Humana, Inc. sr. unsec. unsub. bonds 5.50%, 3/15/53	110,000	111,916
Humana, Inc. sr. unsec. unsub. notes 5.75%, 3/1/28	285,000	297,286
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	140,000	118,612
Thermo Fisher Scientific, Inc. sr. unsec. notes 4.80%, 11/21/27	180,000	184,934
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	560,000	550,823
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	455,000	445,736
		3,006,855
Technology (2.1%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	275,000	170,643
Apple, Inc. sr. unsec. notes 3.00%, 11/13/27	575,000	554,674
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	95,000	92,303
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	320,000	297,628
Broadcom, Inc. 144A sr. unsec. bonds 4.926%, 5/15/37	470,000	429,013
Meta Platforms, Inc. sr. unsec. unsub. bonds 4.45%, 8/15/52	170,000	149,822
Meta Platforms, Inc. sr. unsec. unsub. notes 3.85%, 8/15/32	335,000	316,234
Meta Platforms, Inc. sr. unsec. unsub. notes 3.50%, 8/15/27	155,000	150,412
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	170,000	130,274
Oracle Corp. sr. unsec. bonds 5.55%, 2/6/53	45,000	43,233
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	95,000	71,726
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	375,000	290,821
Oracle Corp. sr. unsec. notes 2.95%, 4/1/30	620,000	549,243
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	275,000	188,906
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	250,000	177,499
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	175,000	152,030
Workday, Inc. sr. unsec. notes 3.70%, 4/1/29	85,000	80,090
		3,844,551
Transportation (0.1%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	150,000	144,814
		144,814
Utilities and power (2.0%)
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	235,000	192,872
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	305,000	300,294
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	265,000	224,060
Boardwalk Pipelines LP company guaranty sr. unsec. notes 3.60%, 9/1/32	170,000	148,396

12 Core Bond Fund

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value
Utilities and power cont.
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	$180,000	$172,107
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	501,000	382,788
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	325,000	290,555
Evergy Missouri West, Inc. 144A sr. notes 5.15%, 12/15/27	290,000	294,009
Eversource Energy sr. unsec. unsub. notes 5.45%, 3/1/28	135,000	140,006
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 6.051%, 3/1/25	495,000	503,230
Pacific Gas and Electric Co. sr. bonds 5.90%, 6/15/32	590,000	592,621
Pacific Gas and Electric Co. sr. bonds 4.95%, 7/1/50	180,000	146,456
PacifiCorp sr. bonds 2.70%, 9/15/30	210,000	187,421
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	130,000	120,005
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	70,000	67,874
		3,762,694
Total corporate bonds and notes (cost $44,255,727)		$44,894,646

MORTGAGE-BACKED SECURITIES (15.6%)*	Principal amount	Value
Commercial mortgage-backed securities (9.8%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.508%, 1/15/49 W	$75,374	$2
BANK
FRB Ser. 17-BNK9, Class XA, IO, 0.908%, 11/15/54 W	36,833,965	956,692
FRB Ser. 18-BN10, Class XA, IO, 0.836%, 2/15/61 W	38,950,497	1,058,024
Barclays Commercial Mortgage Trust Ser. 19-C5, Class C, 3.71%, 11/15/52	521,000	420,083
BDS, Ltd. 144A
FRB Ser. 21-FL10, Class A, (ICE LIBOR USD 1 Month + 1.35%), 6.309%, 12/16/36 (Cayman Islands)	189,000	184,502
FRB Ser. 21-FL9, Class A, (ICE LIBOR USD 1 Month + 1.07%), 6.029%, 11/16/38 (Cayman Islands)	717,000	692,342
Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 W	15,435	14,895
Benchmark Mortgage Trust Ser. 19-B12, Class A5, 3.116%, 8/15/52	193,000	172,589
Cantor Commercial Real Estate Lending FRB Ser. 19-CF3, Class XA, IO, 0.819%, 1/15/53 W	10,582,003	353,315
CD Commercial Mortgage Trust FRB Ser. 17-CD3, Class C, 4.697%, 2/10/50 W	756,000	475,750
CFCRE Commercial Mortgage Trust FRB Ser. 16-C4, Class XA, IO, 1.767%, 5/10/58 W	5,791,508	209,016
Citigroup Commercial Mortgage Trust
Ser. 13-GC17, Class B, 5.095%, 11/10/46 W	263,000	256,093
FRB Ser. 14-GC21, Class XA, IO, 1.286%, 5/10/47 W	8,684,497	64,350
FRB Ser. 14-GC19, Class XA, IO, 1.262%, 3/11/47 W	13,306,840	60,174
FRB Ser. 13-GC17, Class XA, IO, 1.133%, 11/10/46 W	10,114,197	15,874
Citigroup Commercial Mortgage Trust 144A FRB Ser. 14-GC19, Class D, 5.257%, 3/11/47 W	561,000	526,351

Core Bond Fund 13

MORTGAGE-BACKED SECURITIES (15.6%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 14-CR17, Class C, 4.942%, 5/10/47 W	$797,000	$695,356
FRB Ser. 15-LC19, Class C, 4.355%, 2/10/48 W	400,000	365,781
FRB Ser. 14-UBS4, Class XA, IO, 1.242%, 8/10/47 W	9,242,741	73,417
FRB Ser. 14-CR19, Class XA, IO, 1.085%, 8/10/47 W	18,777,305	156,079
FRB Ser. 14-CR20, Class XA, IO, 1.077%, 11/10/47 W	20,273,131	193,000
FRB Ser. 13-CR11, Class XA, IO, 1.034%, 8/10/50 W	41,260,939	31,812
FRB Ser. 15-CR23, Class XA, IO, 1.001%, 5/10/48 W	17,996,635	222,519
FRB Ser. 15-CR22, Class XA, IO, 0.954%, 3/10/48 W	10,029,501	131,418
FRB Ser. 15-LC21, Class XA, IO, 0.797%, 7/10/48 W	31,027,903	343,103
CSAIL Commercial Mortgage Trust Ser. 15-C1, Class XA, IO, 0.95%, 4/15/50 W	18,356,141	178,627
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.539%, 8/10/44 W	1,237,085	1,208,630
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.842%, 6/10/47 W	678,000	604,520
Ser. 20-GC47, Class A5, 2.377%, 5/12/53	267,000	220,955
FRB Ser. 14-GC18, Class XA, IO, 1.187%, 1/10/47 W	20,339,097	75,258
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C24, Class XA, IO, 1.004%, 11/15/47 W	32,826,282	247,461
FRB Ser. 14-C19, Class XA, IO, 0.768%, 4/15/47 W	9,590,797	22,893
JPMDB Commercial Mortgage Securities Trust FRB Ser. 18-C8, Class C, 4.971%, 6/15/51 W	366,000	301,407
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB Ser. 12-LC9, Class D, 3.902%, 12/15/47 W	327,000	303,096
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 16-C32, Class AS, 3.994%, 12/15/49 W	569,000	528,770
FRB Ser. 15-C26, Class XA, IO, 1.111%, 10/15/48 W	12,928,158	184,537
FRB Ser. 13-C13, Class XA, IO, 1.076%, 11/15/46 W	42,337,373	66,012
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C5, Class E, 4.767%, 8/15/45 W	319,000	287,553
FRB Ser. 13-C10, Class F, 4.193%, 7/15/46 W	2,461,000	337,574
Morgan Stanley Capital I Trust
FRB Ser. 18-L1, Class C, 4.952%, 10/15/51 W	692,000	562,195
Ser. 18-L1, Class AS, 4.637%, 10/15/51 W	199,000	186,110
Ser. 19-H7, Class A4, 3.261%, 7/15/52	314,000	281,509
FRB Ser. 16-UB12, Class XA, IO, 0.789%, 12/15/49 W	21,176,130	397,804
PFP, Ltd. 144A
FRB Ser. 21-7, Class B, 6.346%, 4/14/38 (Cayman Islands)	873,206	819,737
FRB Ser. 21-7, Class AS, 6.098%, 4/14/38 (Cayman Islands)	410,979	394,669
Ready Capital Mortgage Financing, LLC 144A
FRB Ser. 20-FL4, Class C, 9.77%, 2/25/35	605,000	582,577
FRB Ser. 22-FL10, Class AS, 8.047%, 10/25/39	502,000	496,632
UBS Commercial Mortgage Trust
FRB Ser. 17-C7, Class XA, IO, 1.156%, 12/15/50 W	10,506,716	366,843
FRB Ser. 18-C8, Class XA, IO, 0.966%, 2/15/51 W	13,208,225	432,937
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C2, Class XA, IO, 0.664%, 5/10/63 W	1,076,085	46

14 Core Bond Fund

MORTGAGE-BACKED SECURITIES (15.6%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.452%, 11/15/48 W	$819,833	$517
Wells Fargo Commercial Mortgage Trust FRB Ser. 14-LC16, Class XA, IO, 1.214%, 8/15/50 W	14,939,550	105,363
Wells Fargo Commercial Mortgage Trust 144A Ser. 20-C55, Class D, 2.50%, 2/15/53	1,057,000	567,566
WF-RBS Commercial Mortgage Trust 144A Ser. 11-C4, Class D, 4.991%, 6/15/44 W	771,000	650,733
		18,085,068
Residential mortgage-backed securities (non-agency) (5.8%)
Arroyo Mortgage Trust 144A Ser. 19-1, Class A3, 4.208%, 1/25/49 W	189,372	179,074
Bellemeade Re, Ltd. 144A FRB Ser. 20-2A, Class B1, (ICE LIBOR USD 1 Month + 8.50%), 13.52%, 8/26/30 (Bermuda)	421,000	435,588
BRAVO Residential Funding Trust 144A Ser. 21-C, Class A1, 1.62%, 3/1/61	384,538	350,324
CIM Trust 144A Ser. 23-R4, Class A1, 5.00%, 5/25/62	540,000	532,975
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 2A1, (ICE LIBOR USD 1 Month + 0.38%), 5.40%, 8/25/46	325,097	274,423
FRB Ser. 06-OA7, Class 1A1, 3.161%, 6/25/46 W	384,093	346,990
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (ICE LIBOR USD 1 Month + 1.70%), 6.72%, 11/25/28 (Bermuda)	99,797	100,075
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-DNA1, Class B, (ICE LIBOR USD 1 Month + 9.20%), 14.22%, 10/25/27	987,574	1,040,813
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2, (ICE LIBOR USD 1 Month + 3.55%), 8.57%, 8/25/29	566,483	588,334
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2B, (ICE LIBOR USD 1 Month + 2.50%), 7.52%, 3/25/30	361,000	364,802
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Debt FRN Ser. 22-HQA2, Class M1A, (US 30 Day Average SOFR + 2.65%), 7.465%, 7/25/42	334,750	338,097
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3, (ICE LIBOR USD 1 Month + 2.40%), 7.42%, 2/25/47	722,879	722,296
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1B, (US 30 Day Average SOFR + 1.85%), 6.665%, 1/25/42	347,000	335,964
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 5.665%, 9/25/41	214,863	208,619
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (ICE LIBOR USD 1 Month + 6.95%), 11.97%, 8/25/28	19,187	20,455
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (ICE LIBOR USD 1 Month + 6.75%), 11.77%, 8/25/28	5,958	6,420
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (ICE LIBOR USD 1 Month + 6.00%), 11.02%, 9/25/28	62,942	66,330
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (ICE LIBOR USD 1 Month + 5.90%), 10.92%, 10/25/28	65,757	69,635
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (ICE LIBOR USD 1 Month + 5.70%), 10.72%, 4/25/28	658,305	702,666
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (ICE LIBOR USD 1 Month + 5.55%), 10.57%, 4/25/28	132,532	138,382

Core Bond Fund 15

MORTGAGE-BACKED SECURITIES (15.6%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (ICE LIBOR USD 1 Month + 5.00%), 10.02%, 11/25/24	$483	$488
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (ICE LIBOR USD 1 Month + 4.90%), 9.92%, 11/25/24	357,401	375,290
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (ICE LIBOR USD 1 Month + 4.30%), 9.32%, 2/25/25	39,701	41,103
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (ICE LIBOR USD 1 Month + 4.00%), 9.02%, 5/25/25	3,727	3,885
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2C, (ICE LIBOR USD 1 Month + 3.65%), 8.67%, 9/25/29	135,000	139,638
Connecticut Avenue Securities Trust FRB Ser. 17-C06, Class 2M2C, (ICE LIBOR USD 1 Month + 2.80%), 7.82%, 2/25/30	61,000	61,638
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R07, Class 1M1, (US 30 Day Average SOFR + 2.95%), 7.774%, 6/25/42	48,506	49,390
Connecticut Avenue Securities Trust FRB Ser. 22-R09, Class 2M1, (US 30 Day Average SOFR + 2.50%), 7.324%, 9/25/42	107,778	108,639
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1M2, (ICE LIBOR USD 1 Month + 2.30%), 7.32%, 8/25/31	15,561	15,561
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1M2, (ICE LIBOR USD 1 Month + 2.15%), 7.17%, 9/25/31	9,840	9,840
GCAT Trust 144A Ser. 20-NQM2, Class A3, 2.935%, 4/25/65	233,289	216,659
Homeward Opportunities Fund I Trust 144A Ser. 20-2, Class A3, 3.196%, 5/25/65 W	647,000	583,943
Mill City Mortgage Loan Trust 144A Ser. 23-NQM1, Class A1, 6.05%, 10/25/67	425,589	423,386
Residential Accredit Loans, Inc. FRB Ser. 06-QO5, Class 1A1, (ICE LIBOR USD 1 Month + 0.43%), 5.45%, 5/25/46	606,677	521,735
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A3, 2.911%, 5/25/60 W	381,000	343,118
ROC Mortgage Trust 144A Ser. 21-RTL1, Class A1, 2.487%, 8/25/26 W	870,000	817,800
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR10, Class 1A3, 3.862%, 9/25/35 W	223,639	197,977
		10,732,352
Total mortgage-backed securities (cost $33,240,590)		$28,817,420

COLLATERALIZED LOAN OBLIGATIONS (5.2%)*	Principal amount	Value
Allegany Park CLO, Ltd. 144A FRB Ser. 22-1A, Class AR, (CME Term SOFR 3 Month + 1.30%), 6.348%, 1/20/35 (Cayman Islands)	$750,000	$731,745
Ares LXIV CLO, Ltd. 144A FRB Ser. 22-64A, Class A1, (CME Term SOFR 3 Month + 1.44%), 6.426%, 4/15/35 (Cayman Islands)	500,000	490,823
BlueMountain CLO XXXII, Ltd. 144A FRB Ser. 21-32A, Class A, (ICE LIBOR USD 3 Month + 1.17%), 6.43%, 10/15/34 (Cayman Islands)	619,000	605,049
Canyon Capital CLO, Ltd. 144A FRB Ser. 18-1A, Class A, (ICE LIBOR USD 3 Month + 1.07%), 6.33%, 7/15/31 (Cayman Islands)	785,000	774,010
CarVal CLO II, Ltd. 144A FRB Ser. 21-1A, Class ANR, (ICE LIBOR USD 3 Month + 1.11%), 6.36%, 4/20/32 (Cayman Islands)	700,000	689,409
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (ICE LIBOR USD 3 Month + 1.23%), 6.49%, 10/15/31 (Cayman Islands)	547,917	542,769

16 Core Bond Fund

COLLATERALIZED LOAN OBLIGATIONS (5.2%)* cont.	Principal amount	Value
Jamestown CLO IX, Ltd. 144A FRB Ser. 21-9A, Class A1RR, (ICE LIBOR USD 3 Month + 1.24%), 6.495%, 7/25/34 (Cayman Islands)	$400,000	$392,550
Marathon CLO XIII, Ltd. 144A FRB Ser. 21-1A, Class AANR, (ICE LIBOR USD 3 Month + 1.32%), 6.58%, 4/15/32 (Cayman Islands)	500,000	492,574
Nassau, Ltd. 144A FRB Ser. 21-1A, Class A1R, (ICE LIBOR USD 3 Month + 1.29%), 6.55%, 1/15/35 (Cayman Islands)	250,000	241,643
Nassau, Ltd. 144A FRB Ser. 21-IA, Class ANAR, (ICE LIBOR USD 3 Month + 1.35%), 6.61%, 4/15/31 (Cayman Islands)	379,000	373,380
OCP CLO, Ltd. 144A FRB Ser. 21-17A, Class A1R, (ICE LIBOR USD 3 Month + 1.04%), 6.29%, 7/20/32 (Cayman Islands)	700,000	686,468
Octagon Investment Partners 29, Ltd. 144A FRB Ser. 20-1A, Class AR, (ICE LIBOR USD 3 Month + 1.18%), 6.453%, 1/24/33 (Cayman Islands)	528,000	519,622
Rockford Tower CLO, Ltd. 144A FRB Ser. 21-1A, Class A1, (ICE LIBOR USD 3 Month + 1.17%), 6.42%, 7/20/34 (Cayman Islands)	700,000	684,224
Rockford Tower CLO, Ltd. 144A FRB Ser. 21-2A, Class A1, (ICE LIBOR USD 3 Month + 1.16%), 6.41%, 7/20/34 (Cayman Islands)	400,000	389,795
Saranac CLO VI, Ltd. 144A FRB Ser. 21-6A, Class A1R, (ICE LIBOR USD 3 Month + 1.14%), 6.294%, 8/13/31 (Jersey)	400,000	393,788
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (ICE LIBOR USD 3 Month + 1.17%), 6.42%, 7/20/34 (Cayman Islands)	724,000	700,258
Wellfleet CLO, Ltd. 144A FRB Ser. 18-1A, Class A, (ICE LIBOR USD 3 Month + 1.10%), 6.36%, 7/17/31	700,000	689,723
Zais CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (ICE LIBOR USD 3 Month + 1.49%), 6.75%, 7/15/32	214,000	209,396
Total collateralized loan obligations (cost $9,650,313)		$9,607,226

ASSET-BACKED SECURITIES (0.2%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (ICE LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$254,769	$252,221
Foursight Capital Automobile Receivables Trust 144A Ser. 22-2, Class A2, 4.49%, 3/16/26	159,404	158,360
Total asset-backed securities (cost $412,953)		$410,581

SHORT-TERM INVESTMENTS (4.8%)*	Shares	Value
Putnam Short Term Investment Fund Class P 4.98% L	8,776,259	$8,776,259
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.76% P	80,000	80,000
Total short-term investments (cost $8,856,259)		$8,856,259

TOTAL INVESTMENTS
Total investments (cost $211,966,588)	$210,526,674

Core Bond Fund 17

Key to holding’s abbreviations
BKNT	Bank Note
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
ICE	Intercontinental Exchange
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Notes
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2022 through April 30, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $184,762,364.
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $97,225 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 4/30/23 (aggregate face value $11,449,715) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
	Japanese Yen	Buy	5/17/23	$1,703,193	$1,801,429	$(98,236)
	Japanese Yen	Sell	5/17/23	1,703,193	1,766,026	62,833

18 Core Bond Fund

FORWARD CURRENCY CONTRACTS at 4/30/23 (aggregate face value $11,449,715) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
NatWest Markets PLC
	Japanese Yen	Buy	5/17/23	$519,508	$549,460	$(29,952)
	Japanese Yen	Sell	5/17/23	519,508	538,676	19,168
Toronto-Dominion Bank
	Japanese Yen	Buy	5/17/23	6,652	7,035	(383)
	Japanese Yen	Sell	5/17/23	6,652	6,897	245
UBS AG
	Japanese Yen	Buy	5/17/23	3,240,736	3,381,498	(140,762)
	Japanese Yen	Sell	5/17/23	3,240,736	3,398,694	157,958
Unrealized appreciation						240,204
Unrealized (depreciation)						(269,333)
Total						$(29,129)
* The exchange currency for all contracts listed is the United States Dollar.

TBA SALE COMMITMENTS OUTSTANDING at 4/30/23 (proceeds receivable $1,020,938) (Unaudited)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 6.00%, 5/1/53	$1,000,000	5/11/23	$1,019,297
Total			$1,019,297

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$410,581	$—
Collateralized loan obligations	—	9,607,226	—
Corporate bonds and notes	—	44,894,646	—
Mortgage-backed securities	—	28,817,420	—
U.S. government and agency mortgage obligations	—	59,228,830	—
U.S. treasury obligations	—	58,711,712	—
Short-term investments	80,000	8,776,259	—
Totals by level	$80,000	$210,446,674	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(29,129)	$—
TBA sale commitments	—	(1,019,297)	—
Totals by level	$—	$(1,048,426)	$—

The accompanying notes are an integral part of these financial statements.

Core Bond Fund 19

Statement of assets and liabilities 4/30/23

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $203,190,329)	$201,750,415
Affiliated issuers (identified cost $8,776,259) (Note 5)	8,776,259
Cash	9,887
Foreign currency (cost $755) (Note 1)	773
Interest and other receivables	1,553,362
Receivable for shares of the fund sold	5,944,172
Receivable for investments sold	1,812,201
Receivable for sales of TBA securities (Note 1)	1,022,604
Unrealized appreciation on forward currency contracts (Note 1)	240,204
Total assets	221,109,877

LIABILITIES
Payable for investments purchased	4,792,582
Payable for purchases of TBA securities (Note 1)	29,856,510
Payable for shares of the fund repurchased	75,820
Payable for compensation of Manager (Note 2)	128,557
Payable for Trustee compensation and expenses (Note 2)	100,183
Payable for distribution fees (Note 2)	25,191
Unrealized depreciation on forward currency contracts (Note 1)	269,333
TBA sale commitments, at value (proceeds receivable $1,020,938) (Note 1)	1,019,297
Collateral on certain derivative contracts, at value (Notes 1 and 9)	80,000
Other accrued expenses	40
Total liabilities	36,347,513

Net assets	$184,762,364

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$372,893,391
Total distributable earnings (Note 1)	(188,131,027)
Total — Representing net assets applicable to capital shares outstanding	$184,762,364

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($106,947,359 divided by 12,765,176 shares)	$8.38
Offering price per class A share (100/96.00 of $8.38)*	$8.73
Net asset value and offering price per class B share ($267,638 divided by 32,012 shares)**	$8.36
Net asset value and offering price per class C share ($4,689,345 divided by 561,630 shares)**	$8.35
Net asset value, offering price and redemption price per class R share
($310,494 divided by 36,814 shares)	$8.43
Net asset value, offering price and redemption price per class R6 share
($1,564,192 divided by 185,980 shares)	$8.41
Net asset value, offering price and redemption price per class Y share
($70,983,336 divided by 8,469,654 shares)	$8.38

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

20 Core Bond Fund

Statement of operations Six months ended 4/30/23

INVESTMENT INCOME
Interest (including interest income of $189,125 from investments in affiliated issuers) (Note 5)	$8,100,580
Total investment income	8,100,580

EXPENSES
Compensation of Manager (Note 2)	588,571
Distribution fees (Note 2)	151,909
Other	326
Total expenses	740,806
Expense reduction (Note 2)	(2,557)
Net expenses	738,249

Net investment income	7,362,331

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(12,947,807)
Foreign currency transactions (Note 1)	18,025
Forward currency contracts (Note 1)	(638,086)
Futures contracts (Note 1)	3,608,684
Swap contracts (Note 1)	4,355,355
Written options (Note 1)	1,339,255
Total net realized loss	(4,264,574)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	23,366,468
Assets and liabilities in foreign currencies	8,186
Forward currency contracts	251,185
Futures contracts	(2,678,780)
Swap contracts	(10,366,998)
Written options	3,235
Total change in net unrealized appreciation	10,583,296

Net gain on investments	6,318,722

Net increase in net assets resulting from operations	$13,681,053

The accompanying notes are an integral part of these financial statements.

Core Bond Fund 21

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 4/30/23*	Year ended 10/31/22
Operations
Net investment income	$7,362,331	$18,121,439
Net realized loss on investments
and foreign currency transactions	(4,264,574)	(38,810,744)
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	10,583,296	7,370,703
Net increase (decrease) in net assets resulting
from operations	13,681,053	(13,318,602)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(4,244,226)	(5,932,966)
Class B	(12,854)	(23,268)
Class C	(188,828)	(300,192)
Class P	(5,615,485)	(9,885,836)
Class R	(14,822)	(13,124)
Class R6	(53,233)	(70,732)
Class Y	(2,851,378)	(4,537,163)
Decrease from capital share transactions (Note 4)	(175,645,057)	(45,348,532)
Total decrease in net assets	(174,944,830)	(79,430,415)

NET ASSETS
Beginning of period	359,707,194	439,137,609
End of period	$184,762,364	$359,707,194

* Unaudited.

The accompanying notes are an integral part of these financial statements.

22 Core Bond Fund

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Core Bond Fund 23

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
April 30, 2023**	$8.30	.21	.22	.43	(.35)	—	(.35)	$8.38	5.31*	$106,947	.34*	2.50*	704*
October 31, 2022	9.04	.37	(.68)	(.31)	(.43)	—	(.43)	8.30	(3.51)	105,223.71		4.30	997
October 31, 2021	9.40	.32	(.38)	(.06)	(.30)	—	(.30)	9.04	(.73)	133,135.77		3.42	908
October 31, 2020	9.83	.29	(.36)	(.07)	(.23)	(.13)	(.36)	9.40	(.67)	139,880.78		3.05	844
October 31, 2019	9.73	.34	.22	.56	(.46)	—	(.46)	9.83	5.93	151,339.86		3.49	632
October 31, 2018	10.06	.38	(.13)	.25	(.58)	—	(.58)	9.73	2.59	160,939.79		3.87	532
Class B
April 30, 2023**	$8.28	.21	.21	.42	(.34)	—	(.34)	$8.36	5.20*	$268	.43*	2.56*	704*
October 31, 2022	9.01	.36	(.68)	(.32)	(.41)	—	(.41)	8.28	(3.64)	362.91		4.14	997
October 31, 2021	9.37	.31	(.39)	(.08)	(.28)	—	(.28)	9.01	(.97)	616.97		3.24	908
October 31, 2020	9.80	.28	(.37)	(.09)	(.22)	(.12)	(.34)	9.37	(.91)	1,033.98		2.97	844
October 31, 2019	9.70	.32	.21	.53	(.43)	—	(.43)	9.80	5.69	1,699	1.06	3.37	632
October 31, 2018	10.00	.36	(.13)	.23	(.53)	—	(.53)	9.70	2.42	2,841.99		3.68	532
Class C
April 30, 2023**	$8.27	.16 [e]	.24	.40	(.32)	—	(.32)	$8.35	4.94*	$4,689	.71*	1.97*e	704*
October 31, 2022	9.00	.29[e]	(.65)	(.36)	(.37)	—	(.37)	8.27	(4.16)	5,097	1.46	3.38[e]	997
October 31, 2021	9.36	.24	(.37)	(.13)	(.23)	—	(.23)	9.00	(1.52)	9,014	1.52	2.53	908
October 31, 2020	9.79	.22	(.36)	(.14)	(.19)	(.10)	(.29)	9.36	(1.44)	24,205	1.53	2.37	844
October 31, 2019	9.70	.27	.20	.47	(.38)	—	(.38)	9.79	5.04	40,918	1.61	2.76	632
October 31, 2018	9.96	.30	(.11)	.19	(.45)	—	(.45)	9.70	1.92	54,654	1.54	3.11	532
Class R
April 30, 2023**	$8.35	.20	.22	.42	(.34)	—	(.34)	$8.43	5.11*	$310	.46*	2.41*	704*
October 31, 2022	9.09	.36	(.69)	(.33)	(.41)	—	(.41)	8.35	(3.76)	392.96		4.12	997
October 31, 2021	9.45	.30	(.38)	(.08)	(.28)	—	(.28)	9.09	(.97)	334	1.02	3.15	908
October 31, 2020	9.88	.26	(.35)	(.09)	(.22)	(.12)	(.34)	9.45	(.91)	355	1.03	2.77	844
October 31, 2019	9.78	.31	.22	.53	(.43)	—	(.43)	9.88	5.64	388	1.11	3.20	632
October 31, 2018	10.09	.36	(.13)	.23	(.54)	—	(.54)	9.78	2.36	196	1.04	3.59	532
Class R6
April 30, 2023**	$8.33	.22	.22	.44	(.36)	—	(.36)	$8.41	5.44*	$1,564	.21*	2.67*	704*
October 31, 2022	9.07	.40	(.68)	(.28)	(.46)	—	(.46)	8.33	(3.24)	1,214.46		4.59	997
October 31, 2021	9.43	.35	(.39)	(.04)	(.32)	—	(.32)	9.07	(.47)	1,509.52		3.66	908
October 31, 2020	9.86	.31	(.35)	(.04)	(.25)	(.14)	(.39)	9.43	(.42)	10,989.53		3.29	844
October 31, 2019	9.76	.36	.22	.58	(.48)	—	(.48)	9.86	6.17	9,865.61		3.74	632
October 31, 2018	10.11	.41	(.13)	.28	(.63)	—	(.63)	9.76	2.87	9,091.54		4.13	532

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 Core Bond Fund	Core Bond Fund 25

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class Y
April 30, 2023**	$8.30	.23	.21	.44	(.36)	—	(.36)	$8.38	5.46*	$70,983	.21*	2.71*	704*
October 31, 2022	9.04	.40	(.68)	(.28)	(.46)	—	(.46)	8.30	(3.25)	67,037.46		4.59	997
October 31, 2021	9.40	.35	(.39)	(.04)	(.32)	—	(.32)	9.04	(.48)	101,933.52		3.70	908
October 31, 2020	9.83	.32	(.36)	(.04)	(.25)	(.14)	(.39)	9.40	(.42)	143,770.53		3.38	844
October 31, 2019	9.74	.37	.20	.57	(.48)	—	(.48)	9.83	6.08	194,904.61		3.77	632
October 31, 2018	10.09	.41	(.13)	.28	(.63)	—	(.63)	9.74	2.89	192,459.54		4.15	532

Before February 28, 2023, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class differences for the period due to the timing of subscriptions into the class or redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

26 Core Bond Fund	Core Bond Fund 27

Notes to financial statements 4/30/23 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Additionally, references to “OTC”, if any, represent over-the-counter and references to “ESG”, if any, represent environmental, social and governance. Unless otherwise noted, the “reporting period” represents the period from November 1, 2022 through April 30, 2023.

Putnam Core Bond Fund (the fund) (prior to February 28, 2023, the fund was known as Putnam Fixed Income Absolute Return Fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in a diversified portfolio of fixed-income securities of governments and private companies that are investment-grade in quality with intermediate- to long-term maturities (three years or longer). Investment-grade securities are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating organization, or are unrated investments that Putnam Management believes are of comparable quality. The fund may invest in below-investment-grade investments, however, the fund will not invest in securities that are rated lower than B or its equivalent by each rating agency that is rating the investment, or that are unrated securities that Putnam Management believes are of comparable quality. The fund will not necessarily sell an investment if its rating is reduced (or increased) after purchase. The fund may consider, among other factors, a company’s or issuer’s credit, interest rate, liquidity and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Under normal circumstances, Putnam Management will invest at least 80% of the fund's net assets in bonds (bonds include any debt instrument, and may be represented by other investment instruments, including derivatives). This policy may be changed only after 60 days’ notice to shareholders. In addition to bonds, the fund may also invest in other fixed-income instruments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A*	Up to 4.00%	bought with no initial sales charge	None
Converts to class A shares
Class B#	None	1.00% phased out over two years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class PΔ†	None	None	None
Class R‡	None	None	None
Class R6‡	None	None	None
Class Y‡	None	None	None

* Prior to February 28, 2023, the sales charge was a percentage of up to 2.25%.

# Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

Δ Only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

† Effective March 24, 2023, the fund has terminated its class P shares.

‡ Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

28 Core Bond Fund

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Core Bond Fund 29

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

30 Core Bond Fund

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally

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cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

32 Core Bond Fund

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

As of April 30, 2023, due to a decrease in the fund's net asset value during the reporting period, such counterparties were entitled to elect, but had not yet elected, to terminate early, and cause settlement of all outstanding derivative and foreign exchange contracts outstanding under the applicable Master Agreements, including the payment by the fund of any losses and costs resulting from such early termination, as reasonably determined by such counterparty. At the close of the reporting period, the fund had a net asset position of $17,196 and a net liability position of $46,325 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $97,225 and may include amounts related to unsettled agreements. The fund intends to seek a waiver of or other relief from this provision, from the counterparties.

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Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan Chase Bank, N.A. ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Prior to May 2, 2023, the fund participated, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$95,481,530	$48,514,538	$143,996,068

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $249,784,925, resulting in gross unrealized appreciation and depreciation of $4,365,914 and $44,672,591, respectively, or net unrealized depreciation of $40,306,677.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

34 Core Bond Fund

Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.39% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

For the period March 1, 2023 through August 31, 2024, the fund’s management fee will be the lesser of (i) the monthly fee of 0.39% of the monthly average of the fund’s net asset value and (ii) the fee that the fund would have paid under the previous management contract after giving effect to any performance adjustment.

Prior to March 1, 2023, under the previous management contract, the fund paid Putnam Management a monthly base fee equal to 0.60% of the monthly average of the fund's net asset value. This fee was also increased or decreased each month by an amount based on the performance of the fund. The amount of the increase or decrease was calculated monthly based on a performance adjustment rate that was equal to 0.04 multiplied by the difference between the fund's annualized performance (measured by the fund's class A shares) and the annualized performance of the ICE BofA U.S. Treasury Bill Index plus 3.00% over the thirty-six month period then ended (the performance period). The maximum annualized performance adjustment rate was +/- 0.12%. Each month, the performance adjustment rate was multiplied by the fund's average net assets over the performance period and the result was divided by twelve. The resulting dollar amount was added to, or subtracted from, the base fee for that month. The monthly base fee was determined based on the fund's average net assets for the month, while the performance adjustment was determined based on the fund's average net assets over the thirty-six month performance period. This means it was possible that, if the fund underperformed significantly over the performance period, and the fund's assets had declined significantly over that period, the negative performance adjustment may have exceeded the base fee. In this event, Putnam Management would have made a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.211% of the fund’s average net assets, which included an effective base fee of 0.288% and a decrease of 0.077% ($213,313) based on performance.

Putnam Management had contractually agreed, through February 28, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This limit on fund expenses is no longer in effect. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

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The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.20% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Prior to its termination, class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,557 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $154, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

36 Core Bond Fund

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$126,754
Class B	1.00%	0.45%	683
Class C	1.00%	1.00%	23,636
Class R	1.00%	0.50%	836
Total			$151,909

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,867 from the sale of class A shares and received no monies and $160 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,214,701,782	$2,456,850,617
U.S. government securities (Long-term)	80,794,042	24,187,445
Total	$2,295,495,824	$2,481,038,062

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 4/30/23		YEAR ENDED 10/31/22
Class A	Shares	Amount	Shares	Amount
Shares sold	1,432,680	$11,942,923	1,655,800	$14,387,783
Shares issued in connection with
reinvestment of distributions	490,972	4,071,738	651,790	5,657,007
	1,923,652	16,014,661	2,307,590	20,044,790
Shares repurchased	(1,839,525)	(15,374,952)	(4,361,331)	(37,908,914)
Net increase (decrease)	84,127	$639,709	(2,053,741)	$(17,864,124)

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	SIX MONTHS ENDED 4/30/23		YEAR ENDED 10/31/22
Class B	Shares	Amount	Shares	Amount
Shares sold	—*	$36	2,719	$23,710
Shares issued in connection with
reinvestment of distributions	1,553	12,854	2,682	23,268
	1,553	12,890	5,401	46,978
Shares repurchased	(13,220)	(109,748)	(30,040)	(261,186)
Net decrease	(11,667)	$(96,858)	(24,639)	$(214,208)

	SIX MONTHS ENDED 4/30/23		YEAR ENDED 10/31/22
Class C	Shares	Amount	Shares	Amount
Shares sold	97,322	$810,139	38,705	$336,567
Shares issued in connection with
reinvestment of distributions	22,300	184,300	34,043	295,268
	119,622	994,439	72,748	631,835
Shares repurchased	(174,308)	(1,440,190)	(457,500)	(3,967,429)
Net decrease	(54,686)	$(445,751)	(384,752)	$(3,335,594)

	SIX MONTHS ENDED 4/30/23**		YEAR ENDED 10/31/22
Class P	Shares	Amount	Shares	Amount
Shares sold	2,627,642	$21,955,593	7,954,761	$69,354,955
Shares issued in connection with
reinvestment of distributions	673,897	5,615,485	1,136,023	9,884,543
	3,301,539	27,571,078	9,090,784	79,239,498
Shares repurchased	(24,962,526)	(206,924,486)	(8,666,619)	(75,349,909)
Net increase (decrease)	(21,660,987)	$(179,353,408)	424,165	$3,889,589

	SIX MONTHS ENDED 4/30/23		YEAR ENDED 10/31/22
Class R	Shares	Amount	Shares	Amount
Shares sold	2,297	$19,286	24,096	$203,409
Shares issued in connection with
reinvestment of distributions	1,776	14,822	1,508	13,124
	4,073	34,108	25,604	216,533
Shares repurchased	(14,229)	(118,612)	(15,439)	(135,968)
Net increase (decrease)	(10,156)	$(84,504)	10,165	$80,565

	SIX MONTHS ENDED 4/30/23		YEAR ENDED 10/31/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	46,114	$387,974	7,972	$70,214
Shares issued in connection with
reinvestment of distributions	6,396	53,233	8,118	70,732
	52,510	441,207	16,090	140,946
Shares repurchased	(12,282)	(102,342)	(36,745)	(324,726)
Net increase (decrease)	40,228	$338,865	(20,655)	$(183,780)

38 Core Bond Fund

	SIX MONTHS ENDED 4/30/23		YEAR ENDED 10/31/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,516,962	$21,053,651	3,264,410	$28,503,132
Shares issued in connection with
reinvestment of distributions	340,487	2,824,522	517,412	4,494,864
	2,857,449	23,878,173	3,781,822	32,997,996
Shares repurchased	(2,462,853)	(20,521,283)	(6,980,317)	(60,718,976)
Net increase (decrease)	394,596	$3,356,890	(3,198,495)	$(27,720,980)

* Amount represents less than one rounded share.

** Effective March 24, 2023, the fund has terminated its class P shares.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/22	cost	proceeds	income	of 4/30/23
Short-term investments
Putnam Short Term
Investment Fund**	$2,750,000	$80,854,391	$74,828,132	$189,125	$8,776,259
Total Short-term
investments	$2,750,000	$80,854,391	$74,828,132	$189,125	$8,776,259

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased

Core Bond Fund 39

volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased swap option contracts (contract amount)	$468,200,000
Written swap option contracts (contract amount)	$170,300,000
Futures contracts (number of contracts)	300
Forward currency contracts (contract amount)	$20,600,000
Centrally cleared interest rate swap contracts (notional)	$1,339,800,000
OTC credit default contracts (notional)	$17,500,000
Centrally cleared credit default contracts (notional)	$4,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$240,204	Payables	$269,333
Total		$240,204		$269,333

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(136,214)	$(136,214)
Foreign exchange contracts	—	—	(638,086)	—	$(638,086)
Interest rate contracts	5,879,015	3,608,684	—	4,491,569	$13,979,268
Total	$5,879,015	$3,608,684	$(638,086)	$4,355,355	$13,204,968

40 Core Bond Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$123,786	$123,786
Foreign exchange contracts	—	—	251,185	—	$251,185
Interest rate contracts	(9,094,345)	(2,678,780)	—	(10,490,784)	$(22,263,909)
Total	$(9,094,345)	$(2,678,780)	$251,185	$(10,366,998)	$(21,888,938)

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Morgan
	Stanley & Co.		Toronto-
	International	NatWest	Dominion
	PLC	Markets PLC	Bank	UBS AG	Total
Assets:
Forward currency contracts#	$62,833	$19,168	$245	$157,958	$240,204
Total Assets	$62,833	$19,168	$245	$157,958	$240,204
Liabilities:
Forward currency contracts#	$98,236	$29,952	$383	$140,762	$269,333
Total Liabilities	$98,236	$29,952	$383	$140,762	$269,333
Total Financial and Derivative	$(35,403)	$(10,784)	$(138)	$17,196	$(29,129)
Net Assets
Total collateral received (pledged)†##	$(35,403)	$—	$—	$17,196
Net amount	$—	$(10,784)	$(138)	$—
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$80,000	$80,000
Uncontrolled collateral received	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(97,225)	$—	$—	$—	$(97,225)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Core Bond Fund 41

Note 10: Subsequent event

On May 31, 2023, Franklin Resources, Inc. ("Franklin Resources") and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC ("Putnam Holdings"), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the "Putnam Funds"), would become an indirect wholly owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. Therefore, the Board of Trustees of the Putnam Funds will be asked to approve a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable). If approved by the Board of Trustees, the new investment management contract will be presented to the shareholders of each Putnam Fund for their approval.

42 Core Bond Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Core Equity Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Core Bond Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Research Fund	High Yield Fund
Income Fund
Global Sector	Money Market Fund†
Global Health Care Fund	Mortgage Opportunities Fund
Global Technology Fund	Mortgage Securities Fund
Short Duration Bond Fund
Growth	Ultra Short Duration Income Fund
Large Cap Growth Fund
Small Cap Growth Fund	Tax-free Income
Sustainable Future Fund	Intermediate-Term Municipal Income Fund
Sustainable Leaders Fund	Short-Term Municipal Income Fund
Strategic Intermediate Municipal Fund
Value	Tax Exempt Income Fund
International Value Fund	Tax-Free High Yield Fund
Large Cap Value Fund
Small Cap Value Fund	State tax-free income funds:‡
California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Core Bond Fund 43

Asset Allocation	Asset Allocation (cont.)
George Putnam Balanced Fund	Retirement Advantage Maturity Fund
Retirement Advantage 2065 Fund
Dynamic Asset Allocation Balanced Fund	Retirement Advantage 2060 Fund
Dynamic Asset Allocation Conservative Fund	Retirement Advantage 2055 Fund
Dynamic Asset Allocation Growth Fund	Retirement Advantage 2050 Fund
Retirement Advantage 2045 Fund
Multi-Asset Income Fund	Retirement Advantage 2040 Fund
Retirement Advantage 2035 Fund
Retirement Advantage 2030 Fund
Retirement Advantage 2025 Fund

Sustainable Retirement Maturity Fund
Sustainable Retirement 2065 Fund
Sustainable Retirement 2060 Fund
Sustainable Retirement 2055 Fund
Sustainable Retirement 2050 Fund
Sustainable Retirement 2045 Fund
Sustainable Retirement 2040 Fund
Sustainable Retirement 2035 Fund
Sustainable Retirement 2030 Fund
Sustainable Retirement 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44 Core Bond Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisors	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Michael J. Higgins	Janet C. Smith
State Street Bank	Vice President, Treasurer,	Vice President,
and Trust Company	and Clerk	Principal Financial Officer,
Principal Accounting Officer,
Legal Counsel	Jonathan S. Horwitz	and Assistant Treasurer
Ropes & Gray LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

This report is for the information of shareholders of Putnam Core Bond Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2023